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                              AMENDMENT NO. 2 to
                              FINANCE AGREEMENT

     This AMENDMENT NO. 2 TO FINANCE AGREEMENT (this "Amendment"), dated as of March 17, 2000, by and between NATURADE, INC., a Delaware corporation (the "Borrower"), and HEALTH HOLDINGS AND BOTANICALS, INC. a California corporation (the "Lender").

                                   RECITALS

     WHEREAS, Borrower and Lender (collectively, the "Parties") are parties to that certain Finance Agreement, dated as of March 17, 1999 (the "Finance Agreement"; capitalized terms used appearing herein have the meanings specified in the Finance Agreement), as amended by that certain Amendment No. 1 to Finance Agreement dated as of June 1, 1999 ("Amendment No. 1"), pursuant to which the Borrower executed a Promissory Note dated March 17, 1999, in favor of the Lender (the "Note");

     WHEREAS, pursuant to the Finance Agreement and Amendment No. 1, (i) the Lender has made Advances to Borrower in the aggregate principal amount of $1,600,000, and (ii) the Borrower has issued to Lender an aggregate of 600,000 Warrants; and

     WHEREAS, the Parties desire to convert the principal amount of all Advances (together with accrued interest through the effective date of such conversion (the "Conversion Date")) into shares of common stock of the Borrower ("Common Stock");

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

     1. CONVERSION OF ADVANCES. All Advances, together with accrued interest through the Conversion Date (the "Conversion Amount"), shall be converted into that number of shares of Common Stock ("Shares") equal to the Conversion Amount divided by the lower of (i) $1.00, or (ii) the average of the Fair Market Value of the Common Stock for the ten (10) trading days preceding the Conversion Date. No fraction of a share of Common Stock will be issued, but in lieu thereof, the Lender shall receive from the Borrower an amount of cash (rounded to the nearest whole cent)

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equal to the product of (i) that fraction, multiplied by (ii) the Fair Market
Value of Common Stock on the trading day preceding the Conversion Date.

     2. UCC TERMINATION STATEMENT; RELEASE OF COLLATERAL; DELIVERY OF NOTE. Simultaneously with the execution of this Agreement, Lender shall (i) execute a UCC Termination Statement releasing its security interest in the Collateral and Lender agrees that effective on the Conversion Date it shall no longer have any interest whatsoever therein, and (ii) deliver the original Note marked "cancelled."

     3. LENDER REPRESENTATIONS. This Agreement is made with Lender in reliance upon Lender's representation to the Borrower, which by its execution of this Agreement it hereby confirms, that the Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in contravention of applicable law, and that Lender does not have any present intention of selling, granting any participation in, or otherwise distributing the same in contravention of applicable law. Lender has received all the information that it considers necessary or appropriate for deciding whether to acquire the Shares. Lender further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the offering of the Shares. Lender acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. Lender understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection, Lender represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Lender acknowledges that its investment in the Shares may be an illiquid investment requiring it to bear the economic risk of the investment for an indefinite period. Lender acknowledges and consents to the inclusion on any certificates representing the Shares such legends as shall be required by applicable law.

    4. TERMINATION OF FINANCE AGREEMENT AND NOTE. The Parties agree that upon the Conversion Date, (i) the Finance Agreement, Amendment No. 1 and the Note shall be deemed terminated for all purposes and of no further force and effect, and (ii) the Parties hereafter shall have no obligations to each other whatsoever

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thereunder, except that Sections 7.02 through 7.10 of the Finance Agreement shall remain in full force and effect so long as any Warrants are outstanding.

     5.  MISCELLANEOUS.

         (a) EXPENSES. Each of the Parties shall bear its own respective costs and expenses arising out of the negotiation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.

        (b) COOPERATION. Each of the Parties shall use its best efforts to take or cause to be taken all actions, to execute such documents, to cooperate with each other with respect to all actions, and to do or cause to be done all things necessary, proper or advisable, in each case to consummate and make effective the transactions contemplated by this Agreement.

        (c) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

        (d) AMENDMENT. This Agreement may be modified, amended, superseded, or canceled only by a written instrument signed by each of the Parties, and any of the terms, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the party to be bound by any such waiver.

        (e) SEVERABILITY. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

        (f) HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

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        (g)  COUNTERPARTS.  This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement; provided, that any party so delivering an executed counterpart by facsimile shall thereafter promptly deliver a manually executed counterpart of this Agreement to the other party, but failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

        (h) SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted assignees or successors in interest.

        (i) GOVERNING LAW. This Agreement is made under and shall be construed pursuant to the laws of the State of California (excluding principles of conflict of laws). In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

        (j) ATTORNEYS' FEES AND COSTS. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and costs incurred in litigating, arbitrating, or otherwise settling or resolving such dispute.

        (k) NO THIRD PARTY BENEFICIARIES. Nothing herein expressed or implied is intended to confer upon any person, other than the Parties hereto and their respective permitted assignees, any rights, obligations or liabilities under or by reason of this Agreement.

        (l) WAIVER. The waiver by any of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed a waiver of any other right under this Agreement by the other party, whether of a similar or dissimilar nature.

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     IN WITNESS WHEREOF, the parties hereunto set their hands to this
Agreement as of the date and year first above written.

                                       NATURADE, INC.


                                       By:    /s/ Bill D. Stewart
                                       Name:  Bill D. Stewart
                                       Title: Chief Executive Officer



                                       HEALTH HOLDINGS AND BOTANICALS, INC.


                                       By:    /s/ Lionel P. Boissiere, Jr.
                                       Name:  Lionel P. Boissiere, Jr.
                                       Title: President








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